UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 9, 2013

Commission File Number:  000-50480

Lyynks Inc.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)
98-0389557
(IRS Employer Identification No.)

644-1812 West Burbank Blvd., Burbank, California 91506
(Address of principal executive offices)

818-478-2260
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On September 9, 2013, the Board of Directors of the Company accepted the resignation of Madsen & Associates, CPA's Inc., its independent registered public accounting firm. On the same date, September 9, 2013, the accounting firm of Sadler, Gibb & Associates, LLC was engaged as the Company's new independent registered public accounting firm, to audit the Company's financial statements for its fiscal year ending August 31, 2013. From the date that Madsen & Associates, CPA's Inc. were engaged, November 5, 2010, to the present time, or any other period of time, the reports of Madsen & Associates, CPA's Inc. on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports of Madsen & Associates, CPA's Inc. as to the Company's financial statements for its fiscal years ended August 31, 2010, 2011 and 2012, were modified for uncertainty due to the substantial doubt about the Company's ability to continue as a going concern.

During the Company's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Madsen & Associates, CPA's Inc., whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Madsen & Associates, CPA's Inc., would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

The Company has requested that Madsen & Associates, CPA's Inc. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On September 9, 2013, the Company engaged Sadler, Gibb & Associates, LLC as its independent registered public accounting firm. During the two most recent fiscal years and the interim periods preceding the engagement, the Company has not consulted Sadler, Gibb & Associates, LLC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

See exhibit index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lyynks Inc.

Date:   September 10, 2013
By:	/s/ Robert Rosner

Name: Robert Rosner
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-16.1	Letter on change in certifying accountant from Madsen & Associates, CPA's Inc.